SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Old Dominion Freight Line, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

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OLD DOMINION FREIGHT LINE, INC.

Executive Offices: 500 Old Dominion Way

Thomasville, North Carolina 27360

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 30, 2004

TO THE SHAREHOLDERS OF OLD DOMINION FREIGHT LINE, INC.:

NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders of Old Dominion Freight Line, Inc., a Virginia corporation (the “Company”), will be held at the Company’s executive offices, 500 Old Dominion Way, Thomasville, North Carolina 27360, on July 30, 2004, at 10:00 a.m. local time, and at any adjournment thereof (the “Meeting”), for the purpose of considering and acting upon the following matters:

1.	A proposal to amend the Company’s articles of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 70,000,000 shares.

2.	The transaction of such other business as may properly come before the Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to the shareholders of the Company on or about June 30, 2004.

Only holders of record of the Company’s common stock at the close of business on June 23, 2004, the record date, are entitled to notice of and to vote at the Meeting.

All shareholders, whether or not they expect to attend the Meeting in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope, which requires no additional postage if mailed in the United States. The granting of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Joel B. McCarty, Jr.

Secretary

Thomasville, North Carolina

June 30, 2004

OLD DOMINION FREIGHT LINE, INC.

Executive Offices: 500 Old Dominion Way

Thomasville, North Carolina 27360

PROXY STATEMENT

This Proxy Statement is being sent to shareholders on or about June 30, 2004, in connection with the solicitation of proxies by the Board of Directors of Old Dominion Freight Line, Inc. (the “Company”) for use at the Special Meeting of Shareholders to be held in the Company’s executive offices on July 30, 2004, at 10:00 a.m. local time, and at any adjournment thereof (the “Meeting”).

GENERAL

The accompanying Proxy is solicited by and on behalf of our Board of Directors, and the entire cost of such solicitation will be borne by us. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we will reimburse them for their reasonable expenses in so doing.

The Board of Directors has fixed June 23, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. On June 23, 2004, there were 24,096,485 outstanding shares of our common stock, $.10 par value (“Common Stock”), each entitled to one vote.

The presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date constitutes a quorum for purposes of conducting business at the Meeting. The holders of more than two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting must vote in favor of the proposal to amend the Company’s articles of incorporation in order for it to be approved.

If you abstain from voting or do not vote, either in person or by proxy, it effectively will count as a vote against the proposal to amend the Company’s articles of incorporation.

If you hold your shares in an account with a broker or bank, you must instruct the broker or bank on how to vote your shares. If an executed proxy card returned by a broker or bank holding shares indicates that the broker or bank does not have authority to vote on a particular proposal, the shares will be considered present at the Meeting for purposes of determining the presence of a quorum but will not be voted on that particular proposal. This process is called a broker non-vote. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker or bank. A broker non-vote effectively will count as a vote against the proposal to amend the Company’s articles of incorporation.

Any shareholder submitting the accompanying Proxy has the right to revoke it by delivering to the Secretary of the Company a written revocation or another duly executed Proxy bearing a later date. A Proxy may also be revoked if the person giving the Proxy attends the Meeting and elects to vote in person.

Management is not aware of any matters, other than those specified herein, that will be presented for action at the Meeting. However, if any other matters do properly come before the Meeting, the persons named as agents in the Proxy will vote upon such matters in accordance with their best judgment.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of our Common Stock, our only class of voting security, as of May 31, 2004, for:

•	each of our directors and named executive officers;

•	all of our executive officers and directors as a group; and

•	each person known to us to beneficially own 5% or more of our Common Stock.

The beneficial ownership percentages are based on 24,096,485 shares of our Common Stock outstanding at May 31, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or warrants held by that person that are currently exercisable or that are or may become exercisable within 60 days of May 31, 2004 are deemed to be outstanding. These shares, however, are not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner	Shares Beneficially Owned (1)		Percent
David S. Congdon Director, President and Chief Operating Officer 500 Old Dominion Way Thomasville, NC 27360	2,452,159	(2)	10.2%

Earl E. Congdon Chairman of the Board and Chief Executive Officer 20 Harborage Isle Fort Lauderdale, FL 33316	2,040,703	(3)	8.5%

John R. Congdon Vice Chairman of the Board and Senior Vice President 7511 Whitepine Road Richmond, VA 23237	1,934,274	(4)	8.0%

John R. Congdon, Jr. Director 7511 Whitepine Road Richmond, VA 23237	1,418,455	(5)	5.9%

John B. Yowell Executive Vice President	1,170,145	(6)	4.9%

John A. Ebeling Director	11,250		*

J. Wes Frye Chief Financial Officer and Senior Vice President—Finance	6,428	(7)	*

J. Paul Breitbach Director	3,750		*

Harold G. Hoak Director	2,250		*

Franz F. Holscher Director	2,250		*

Robert G. Culp, III Director	450	(8)	*

All executive officers and directors as a group (12 persons)	7,610,049	(9)	31.6%

2

Name of Beneficial Owner	Shares Beneficially Owned (1)		Percent
Jeffrey W. Congdon 7511 Whitepine Road Richmond, VA 23237	1,549,087	(10)	6.4%

*	Less than 1%.

(1)	Except as described below, each person or group identified possesses sole voting and investment power with respect to the shares shown opposite the name of such person or group.

(2)	Includes (i) 12,969 shares owned of record by the named shareholder; (ii) 6,750 shares obtainable upon exercise of stock options exercisable within 60 days; (iii) 528,094 shares held as trustee by the David S. Congdon Revocable Trust; (iv) 206,136 shares held as custodian for minor children of the shareholder; (v) 22,281 shares held as trustee by an Irrevocable Trust, dated December 18, 1998, f/b/o Marilyn Congdon; (vi) 22,281 shares held as trustee by an Irrecovable Trust, dated December 18, 1998, f/b/o Kathryn Congdon; (vii) 22,281 shares held as trustee by an Irrevocable Trust, dated December 18, 1998, f/b/o Ashlyn Congdon; (viii) 1,111,740 shares held through shared voting and investment rights as trustee under the Earl E. Congdon Intangibles Trust; (ix) 231,750 shares held through shared voting and investment rights as trustee under the Kathryn W. Congdon Intangibles Trust; (x) 183,877 shares held through shared voting and investment rights by his wife as trustee by the David S. Congdon Irrevocable Trust #1; (xi) 24,000 shares owned by the shareholder’s spouse; and (xii) 80,000 shares owned through the David S. Congdon Grantor Retained Annuity Trust dated May 27, 2004.

(3)	Includes (i) 1,111,740 shares held through shared voting and investment rights as grantor of the Earl E. Congdon Intangible Trust; (ii) 153,463 shares owned through the Earl E. Congdon Grantor Retained Annuity Trust 2003; (iii) 93,750 shares held through shared voting and investment rights as grantor of the Earl E. Congdon Family Trust; (iv) 231,750 shares owned beneficially by the shareholder’s spouse through shared voting and investment rights under the Kathryn W. Congdon Intangibles Trust with respect to which Earl E. Congdon disclaims beneficial ownership; and (v) 450,000 shares owned through the Earl E. Congdon Grantor Retained Annuity Trust 2004.

(4)	Includes (i) 1,836,627 shares held as trustee by the John R. Congdon Revocable Trust; (ii) 93,750 shares held through shared voting and investment rights as trustee of the Earl E. Congdon Family Trust; and (iii) 3,897 shares owned by the shareholder’s spouse as trustee of the Natalie Congdon Revocable Trust with respect to which John R. Congdon disclaims beneficial ownership.

(5)	Includes (i) 5,062 shares owned of record by the named shareholder; (ii) 658,767 shares held as trustee by the John R. Congdon, Jr. Revocable Trust; (iii) 153,378 shares held as trustee of the John R. Congdon Trust for Jeffrey Whitefield Congdon; (iv) 153,490 shares held as trustee of the John R. Congdon Trust for Mark Ross Congdon; (v) 149,253 shares held as co-trustee of the John R. Congdon Trust for Hunter Andrew Terry; (vi) 149,252 shares held as co-trustee of the John R. Congdon Trust for Nathaniel Everett Terry; and (vii) 149,253 shares held as co-trustee of the John R. Congdon Trust for Kathryn Lawson Terry.

(6)	Includes (i) 32,631 shares owned of record by the named shareholder; (ii) 112,219 shares held as trustee by the Audrey L. Congdon Irrevocable Trust #1; (iii) 6,750 shares obtainable upon exercise of stock options exercisable within 60 days; (iv) 3,969 shares owned of record by the shareholder’s spouse; (v) 587,861 shares held by the shareholder’s spouse as trustee of the Audrey L. Congdon Revocable Trust; (vi) 137,424 shares held by the shareholder’s spouse as custodian for minor children; (vii) 22,281 shares held by the shareholder’s spouse as trustee of an Irrevocable Trust, dated December 18, 1998, f/b/o Megan Yowell; (viii) 22,281 shares held by the shareholder’s spouse as trustee of an Irrevocable Trust, dated December 18, 1998, f/b/o Seth Yowell; (ix) 164,729 shares held by the shareholder’s spouse through shared voting rights as trustee of the Karen C. Vanstory Irrevocable Trust; and (x) 80,000 shares owned through the Audrey L. Congdon Grantor Retained Annuity Trust Dated May 28, 2004.

(7)	Includes (i) 2,191 shares owned of record by the named shareholder; (ii) 637 shares owned in the named shareholder’s 401(k) retirement plan; (iii) 3,375 shares obtainable upon exercise of stock options exercisable within 60 days; and (iv) 225 shares owned jointly by the named shareholder and his spouse.

3

(8)	Consists of 450 shares owned jointly by the named shareholder and his spouse.

(9)	Includes 1,437,240 shares for which certain directors and executive officers share voting power with other directors and executive officers; however, these shares are counted only once in the total for the group. Also includes 20,250 shares issuable upon exercise of stock options within 60 days by certain executive officers and directors. Also includes shares held by Joel B. McCarty, Jr., the only additional executive officer who is not a named executive officer, whose holdings include (i) 1,800 shares owned of record by such shareholder, and (ii) 3,375 shares obtainable upon exercise of stock options exercisable within 60 days.

(10)	Includes (i) 668,880 shares held as trustee by the Jeffrey W. Congdon Revocable Trust; (ii) 144,149 shares held as trustee of the John R. Congdon Trust for Michael Davis Congdon; (iii) 144,150 shares held as trustee of the John R. Congdon Trust for Peter Whitefield Congdon; (iv) 144,150 shares held as trustee of the John R. Congdon Trust for Mary Evelyn Congdon; (v) 149,253 shares held as co-trustee of the John R. Congdon Trust for Hunter Andrew Terry; (vi) 149,252 shares held as co-trustee of the John R. Congdon Trust for Nathaniel Everett Terry; and (vii) 149,253 shares held as co-trustee of the John R. Congdon Trust for Kathryn Lawson Terry.

PROPOSAL I—APPROVAL OF AMENDMENT TO AMENDED

AND RESTATED ARTICLES OF INCORPORATION TO

INCREASE AUTHORIZED COMMON STOCK

Subject to approval of our shareholders at the Meeting, the Board of Directors has adopted an amendment to the Amended and Restated Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 25,000,000 shares to 70,000,000 shares. The amendment would revise Article II of our articles of incorporation to read as follows:

II.

The Corporation shall have the authority to issue Seventy Million (70,000,000) shares of Common Stock having a par value of Ten Cents ($.10) per share.

If adopted, the amendment would become effective upon the filing of articles of amendment with the Commonwealth of Virginia State Corporation Commission, which would occur as soon as practicable following the Meeting. The remainder of our articles will not change.

On June 23, 2004, we had 24,096,485 shares of Common Stock outstanding. On that date, an additional 20,250 shares of Common Stock also were reserved for issuance pursuant to our 1991 Employee Stock Option Plan. In addition, we are pursuing an offering of up to 736,000 newly-issued shares of our Common Stock. The aggregate number of shares issued and reserved for future issuance pursuant to our stock option plan and in the proposed offering (24,852,735) currently approaches the maximum number of shares the Company is authorized to issue under our articles (25,000,000). Therefore, in the opinion of the Board of Directors, approval of the proposed amendment to our articles is necessary to enable the Company to respond to future business opportunities requiring the issuance of shares, including consummation of additional common stock-based financings, acquisition transactions involving the issuance of Common Stock, issuances of Common Stock under any new equity compensation plans that the Company may adopt in the future, stock splits or dividends and issuances of Common Stock for other general corporate purposes. The additional authorized shares of Common Stock would be available for future issuance by the Company. Although the Company has no present plans to issue additional shares of Common Stock, except as described above, approval of the proposed amendment to our articles will allow the Company to act promptly in the event opportunities requiring the issuance of additional shares arise. Failure of the shareholders to approve the proposed amendment could adversely affect the Company’s ability to pursue such opportunities.

4

At our Annual Meeting of Shareholders held on May 17, 2004, our shareholders voted on a proposal to increase the number of authorized shares of Common Stock to 100,000,000 shares. However, at our Annual Meeting holders of approximately 53.89% of the outstanding shares of our Common Stock voted in favor of this proposal, less than the two-thirds required to approve the proposal under Virginia law.

Issuance of additional shares of Common Stock would dilute the voting rights and could dilute equity and earnings per share of existing shareholders. The proposed increase in authorized but unissued shares of Common Stock could be used by the Board of Directors to make a change in control of the Company more difficult. However, the Board of Directors’ purpose in recommending this proposal is not as an anti-takeover measure, rather it is for the reasons discussed above.

Authorized shares of Common Stock may be issued by the Board of Directors from time to time without further shareholder approval, except in situations where shareholder approval is required by state law or the listing standards or rules of The Nasdaq Stock Market, Inc. For example, Nasdaq listing standards currently require shareholder approval of new equity compensation plans (or material amendments to existing plans) and the issuance or potential issuance of Common Stock in connection with significant acquisition transactions and private stock offerings that are priced below market. Shareholders of the Company have no preemptive right to acquire additional shares of Common Stock, which means that current shareholders do not have a right to purchase any new issue of shares of Common Stock in order to maintain their proportionate ownership interests in the Company.

The Board of Directors recommends a vote “FOR” approval of the proposed amendment to our articles of incorporation. The holders of more than two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting must vote in favor of this proposal in order for it to be approved.

DEADLINE FOR SHAREHOLDER PROPOSALS

Any shareholder desiring to present a proposal for action at our 2005 Annual Meeting must ensure that the proposal is received by the Company at its principal executive offices no later than December 13, 2004.

In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a shareholder, even if the proposal is not to be included in the Company’s proxy statement, our bylaws provide that the shareholder must give timely notice of such business in writing to the Secretary of the Company at least 60 days and not more than 90 days prior to the meeting, except that if public disclosure of the date of the meeting is given less than 70 days prior to the meeting, notice by the shareholder will be considered timely if received by the Secretary by the close of business on the 10th day after public disclosure of the date of the meeting. As to each item of business, the notice must contain (i) a brief description of the business to be brought before the meeting and the reasons therefor, (ii) the name and the address of record of the shareholder and the number of shares of the Company’s stock owned of record or beneficially by the shareholder and (iii) any material interest the shareholder has in the proposed business, other than in his or her capacity as a shareholder.

By Order of the Board of Directors

Joel B. McCarty, Jr.

Secretary

Thomasville, North Carolina

June 30, 2004

5

SPECIAL MEETING OF SHAREHOLDERS OF

OLD DOMINION FREIGHT LINE, INC.

July 30, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯	Please detach along perforated line and mail in the envelope provided.	¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN

(1)	To amend the articles of incorporation to increase the number of authorized shares of common stock.	☐	☐	☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER.

IF NO SPECIFICATION IS MADE WITH RESPECT TO A MATTER WHERE A BALLOT IS PROVIDED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

Your shares should be represented at the meeting by your proxy. The meeting will be held Friday, July 30, 2004, at 10:00 a.m. local time, at the Executive Offices of Old Dominion Freight Line, Inc., 500 Old Dominion Way, Thomasville, North Carolina 27360.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	PLEASE SIGN AND SEND IN YOUR PROXY

Signature of Shareholder                                                   Date:                              Signature of Shareholder                                                   Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

OLD DOMINION FREIGHT LINE, INC.

The undersigned shareholder of Old Dominion Freight Line, Inc. designates Earl E. Congdon, John R. Congdon and Joel B. McCarty, Jr., and any of them, agents to vote the shares of the undersigned at the Special Meeting of Shareholders, Friday, July 30, 2004, at 10:00 a.m. local time, and at any adjournment thereof, as follows:

Please sign the proxy printed on the other side and return

it at once unless you expect to attend the meeting in person.

If any other business is presented at the meeting, this proxy will be voted in accordance with the recommendations of

management.

(Continued and to be signed on the reverse side)